                              JEFFERIES GROUP, INC.


                   UNAUDITED FINANCIAL INFORMATION RELATING TO
                                PLANNED SPIN-OFF

                          [JEFFERIES GROUP, INC. LOGO]

================================================================================



                                                                           PAGE
                                                                           ----
HIGHLIGHTS

       PLANNED TRANSACTION...............................................    1-3

       SELECTED FINANCIAL INFORMATION....................................    4-7


APPENDIX

       JEFFERIES GROUP, INC. CONSOLIDATING FINANCIAL INFORMATION

              STATEMENTS OF FINANCIAL CONDITION..........................     A

              STATEMENTS OF EARNINGS FOR FIRST QUARTER 1998 & 1997.......     B

              STATEMENTS OF EARNINGS.....................................     C


This document contains statements concerning the timing, structure and ramifications of the proposed spin-off and related transactions that are intended to be "forward-looking statements", as that phrase is defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which can be identified by the use of terms such as "plan", "anticipate", "will", "would", "expect", "estimate" or variations of such terms, may not occur as presently anticipated in the event necessary approvals are not obtained or are not obtained on acceptable terms or in the event of adverse developments in the market for Jefferies Group or ITGI securities or in securities markets in general. As a result, no forward-looking statement should be regarded as a representation by Jefferies Group, ITGI or any other person that the presently anticipated events will occur as described herein.

PLANNED TRANSACTION
================================================================================



On March 17, 1998, Jefferies Group, Inc. and Investment Technology Group, Inc. announced plans to separate Jefferies & Company, Inc. and Investment Technology Group, Inc. through a spin-off.

Jefferies Group, Inc. is a holding company for two principal lines of business: a full-service global investment bank serving institutions and small- to medium-sized corporations (referred to in this document as "JEFCO"); and 82.1 percent-owned Investment Technology Group, Inc., the leading provider of technology-based equity trading services and transaction research to institutional investors and brokers.

According to the plan, Jefferies Group shareholders will own 100% of JEFCO and approximately 82.1% of ITGI when the transaction closes. The public ITGI shareholders will continue to own approximately 17.9% of ITGI. The spin-off will be accomplished by a tax-free distribution of 100% of the shares of a new holding company, JEFCO, to Jefferies Group shareholders. Jefferies Group's 15 million shares of ITGI would then be its only asset. (As of March 27, 1998, total outstanding shares of ITGI were 18.3 million.) The spin-off would be followed immediately by a tax-free merger of Jefferies Group and ITGI.

Jefferies Group will seek a ruling from the IRS regarding the tax-free nature of the distribution of JEFCO and expects to complete the transaction by the end of the year.


                                       1
                                                    [JEFFERIES GROUP, INC. LOGO]

PLANNED TRANSACTION
================================================================================



Jefferies Group and ITGI expect that both companies will have financial strength and flexibility for future growth. The spin-off plan calls for:

      - Increasing JEFCO's capital base through a combination of Jefferies Group stock option exercises, termination of Jefferies Group's deferred compensation plan, various tax benefits and a special dividend of approximately $50-75 million from ITGI to all of its stockholders. It is currently anticipated that at the transaction closing date, JEFCO will have a minimum equity capital base of $320 million and ITGI will have a minimum equity capital base of $20 million.

      - Assumption by JEFCO of Jefferies Group's existing $150 million senior unsecured debt obligation.

      - Establishing an employee stock ownership plan at JEFCO, which will further align the interests of employees and stockholders at JEFCO by providing equity-based compensation incentives linked directly to JEFCO's operating performance.

The spin-off and restructuring transactions are contingent on a number of factors, including receipt of all required Board of Directors and shareholder approvals of Jefferies Group and ITGI, receipt of a favorable tax ruling from the IRS and other required regulatory and contractual approvals.

                                        2
                                                    [JEFFERIES GROUP, INC. LOGO]

PLANNED TRANSACTION
================================================================================

                                [GRAPHIC OMITTED]


                                   JEF GROUP
                                  SHAREHOLDERS
                                 100% OWNERSHIP

                           JEFFERIES GROUP, INC. LOGO              ITGI
                                 82% OWNERSHIP              MINORITY INTEREST
                                                               18% OWNERSHIP

               - Post Spin-Off            UPSTREAM MERGER
                 Minimum Equity: $20 mm   - MERGE ITGI INTO JEF GROUP AND
                                            EXCHANGE MINORITY INTEREST SHARES
                                            IN ITGI FOR JEF GROUP SHARES
                                          - CHANGE JEF GROUP NAME TO ITGI

"JEFCO"                                          INVESTMENT
- Post Spin-Off Minimum Capital: $470 mm         TECHNOLOGY
- Post Spin-Off Minimum Equity: $320 mm          GROUP, INC.

                                                    [JEFFERIES GROUP, INC. LOGO]

JEFFERIES GROUP, INC. CONSOLIDATED FINANCIAL INFORMATION
================================================================================
SELECTED CONSOLIDATED FINANCIAL DATA

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                       QUARTER ENDED                               YEAR ENDED DECEMBER 31,
                                 --------------------------    ------------------------------------------------------------------
                                  MARCH 27,      MARCH 28,
                                    1998          1997             1997         1996           1995          1994         1993
                                 ----------     ----------     ----------   ----------     ----------     ----------   ----------
INCOME STATEMENT(a)
Net Revenues                     $  186,435     $  135,279     $  703,038   $  478,774     $  351,222     $  262,538   $  292,789

Operating Income                     32,125         21,567        115,950       83,187         53,238         30,779       47,344

Earnings before income taxes,
  minority interest, and
  cumulative effect of
  change in accounting
  principle                          32,125         21,567        115,950       83,187         53,238         39,036       47,344
Income Taxes                         13,346          9,005         47,677       35,438         21,911         17,568       19,755
Minority Interest                     1,303          1,165          4,706        4,189          2,798          1,244            0
                                 ----------     ----------     ----------   ----------     ----------     ----------   ----------
Net Earnings                     $   17,476     $   11,397     $   63,567   $   43,560     $   28,529     $   20,224   $   28,947(b)

EARNINGS PER SHARE
Diluted Earnings                 $     0.75     $     0.50     $     2.80   $     1.84     $     1.19     $     0.81   $     1.22

                                           AS OF                                        AS OF DECEMBER 31,
                                 -------------------------     ------------------------------------------------------------------
                                  MARCH 27,      MARCH 28,
                                    1998          1997            1997         1996           1995           1994         1993
BALANCE SHEET(a)                 ----------     ----------     ----------   ----------     ----------     ----------   ----------
Cash, Cash Equivalents, and
  Short Term Investments         $  315,175     $   96,768     $  224,465   $  180,435     $   72,821     $   73,533   $   28,914
Total Assets                      2,837,794      2,217,604      2,099,542    1,568,087      1,536,969      1,557,348    1,388,403
Long-Term Debt                      149,314         49,506        149,290       52,987         56,322         59,570        9,968
Stockholders' Equity                270,552        191,940        242,756      195,445        186,261        163,235      144,558

SELECTED RATIOS:
Pre-Tax Margin (as a % of Net
  Revenue)                               17%            16%            16%          17%            15%            15%          16%
Return on Average Equity                 27%(c)         24%(c)         30%          23%            17%            13%          25%
Book Value Per Share
  Outstanding                    $    13.02     $     9.57     $    11.97   $     9.43     $     8.28     $     7.28   $     6.35
Shares Outstanding                   20,783         20,065         20,286       20,726         22,514         22,420       22,782
Diluted Weighted Average Shares
  Outstanding                        22,864         22,324         22,349       23,410         23,922         24,756       24,664

(a) ITGI is fully consolidated into Jefferies Group, Inc. The minority interest in ITGI is recorded as a liability. This liability representing the minority interest is increased each period by the minority's share of net income from ITGI and such amount is deducted from the determination of net earnings from Jefferies Group, Inc.

(b) Includes cumulative adjustment of $1.4 million due to the adoption of accounting standard in 1993.

(c)  Annualized Return on Average Equity.

                                       4
                                                    [JEFFERIES GROUP, INC. LOGO]

JEFFERIES GROUP, INC. CONSOLIDATED FINANCIAL INFORMATION
================================================================================
TOTAL REVENUE GROWTH & COMPOSITION

                                    [GRAPH]

(IN MILLIONS)

$800                                                            $765
                                                                  17%

$600                                                 $517
                                          $406         21%
                                                                           ITGI
$400
                    $310       $304         18%                            JEFCO
                                                                  83%
                      16%        18%
$200                                                   79%
                                            82%
                      84%        82%

$  0
                    1993       1994       1995       1996       1997



                                       5
                                                    [JEFFERIES GROUP, INC. LOGO]

SEGMENT FINANCIAL INFORMATION - "JEFCO"
================================================================================
SELECTED FINANCIAL DATA

The following represents historical financial information of Jefferies Group, Inc.'s core brokerage and banking business - "JEFCO."


(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                          QUARTER ENDED                                 YEAR ENDED DECEMBER 31,
                                    ------------------------       ----------------------------------------------------------------
                                    March 27,     March 28,
                                      1998          1997              1997         1996        1995          1994           1993
                                    ----------    ----------       ----------     ------     -------       --------     -----------
INCOME STATEMENT
Net Revenues                        $  146,891    $  105,119         $569,528   $369,183   $  279,939    $  206,968     $   243,470
Operating Income                        19,075        10,206           68,690     42,186       28,350        13,007          40,918
Contribution to Consolidated
  Jefferies Group, Inc.
  Net Earnings                         11,417          6,031           41,356     24,414       16,422        29,330(b)       25,620

EARNINGS PER SHARE
Contribution to Consolidated
  Jefferies Group, Inc.
  Diluted Earnings(a)               $    0.50     $     0.27          $  1.85   $   1.04    $   0.69     $   1.18       $      1.04


                                             AS OF                                          AS OF DECEMBER 31,
                                    ------------------------        ---------------------------------------------------------------
                                    March 27,     March 28,
                                      1998          1997               1997         1996          1995          1994         1993
                                    ----------    ----------        ----------   ----------   ----------    ----------   ----------
BALANCE SHEET
Cash, Cash Equivalents,
  and Short Term Investments        $  304,022    $   91,452        $  173,202   $  136,480   $   54,861    $   52,087   $   22,904
Total Assets                         2,718,456     2,135,451         1,994,684    1,493,117    1,497,351     1,526,869    1,376,293
Long-Term Debt                         149,314        49,506           149,290       52,987       56,322        59,570        9,968
Stockholders' Equity                   186,649       131,485           165,568      140,314      149,163       137,478      130,714

SELECTED RATIOS:
Pre-Tax Margin (as a % of
  Net Revenue)                              13%           10%               12%          11%          10%           25%          17%
Return on Average Equity                    24%(c)        16%(c)            27%          17%          11%           22%          24%

(a) Contribution is calculated based on consolidated Jefferies Group, Inc. diluted weighted average shares outstanding.

(b) Contribution to consolidated Jefferies Group, Inc. net earnings in 1994 includes a one-time, after tax gain of approximately $22 million or $.89 per diluted share related to the IPO of ITGI.

(c)  Annualized Return on Average Equity.


                                       6
                                                    [JEFFERIES GROUP, INC. LOGO]

SEGMENT FINANCIAL INFORMATION - "ITGI"
================================================================================
SELECTED FINANCIAL DATA

The following represents historical financial information of Jefferies Group, Inc.'s equity ownership of approximately 82% currently of Investment Technology Group, Inc. - "ITGI."

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)            QUARTER ENDED                      YEAR ENDED DECEMBER 31,
                                                       ---------------------  -----------------------------------------------------
                                                       MARCH 27,   MARCH 28,
                                                         1998        1997       1997      1996        1995      1994          1993
                                                       ---------   ---------  --------  --------    --------  --------      --------
INCOME STATEMENT
Net Revenues                                           $ 41,374    $ 30,637    $136,896  $111,333   $ 72,328  $ 56,706     $ 49,316
Contribution to Consolidated Jefferies Group, Inc.
     Net Earnings (Loss)(a)                               6,059       5,366      22,211    19,146     12,107    (9,106)(c)    3,327

EARNINGS (LOSS) PER SHARE
Contribution to Consolidated Jefferies Group, Inc.
     Diluted Earnings(b)                               $   0.25    $   0.23   $   0.95  $   0.80   $   0.50  $   (.37)(c)  $   0.18


                                                                AS OF                         AS OF DECEMBER 31,
                                                       ---------------------  -----------------------------------------------------
                                                       MARCH 27,   MARCH 28,
                                                         1998        1997       1997      1996        1995      1994           1993
                                                       ---------   ---------  --------  --------    --------  --------    ---------
BALANCE SHEET
Cash, Cash Equivalents, and Short Term Investments     $ 64,460    $ 46,384   $ 51,263  $ 43,955   $ 17,960  $ 21,446      $  6,010
Total Assets                                            126,940      90,125    113,641    82,798     55,318    38,354        23,496
Long-Term Debt                                                0           0          0         0          0         0             0

SELECTED RATIOS:
Pre-Tax Margin (as a % of Net Revenue)                       32%         37%        35%       37%       34%      -22%            13%

(a) Contribution to consolidated Jefferies Group, Inc. net earnings (loss) represent Jefferies Group, Inc.'s ownership percentage of approximately 82% of ITGI from May 1994 to present. Previous to May 1994, ITGI was a wholly owned subsidiary of Jefferies Group, Inc.

(b) Contribution is calculated based on consolidated Jefferies Group, Inc. diluted weighted average shares outstanding including earnings adjustments for stock options of ITGI.

(c) Contribution to consolidated Jefferies Group, Inc. net earnings in 1994 includes a non-recurring, after tax charge of approximately $20 million or $.80 per diluted share related to termination of plans expense.



                                       7
                                                    [JEFFERIES GROUP, INC. LOGO]

APPENDIX A
================================================================================
JEFFERIES GROUP INC. CONSOLIDATING STATEMENTS OF FINANCIAL CONDITION AS OF MARCH 27, 1998 AND DECEMBER 31, 1997

The following table represents the historical assets and liabilities of Jefferies Group, Inc. broken down between its core brokerage and banking business - "JEFCO" - and its approximately 82% ownership interest of ITGI.

(DOLLARS IN THOUSANDS)                                         AS OF MARCH 27, 1998                 AS OF DECEMBER 31, 1997
                                                          -----------------------------------   ------------------------------------
                                                                                  JEFFERIES                              JEFFERIES
                                                          ITGI(a)     JEFCO(a)    GROUP, INC.      ITGI(a)    JEFCO(a)   GROUP, INC.
                                                          -------     --------    -----------   ----------    --------   -----------
ASSETS
Cash and cash equivalents                               $   64,460   $   57,098   $   121,558   $   51,263   $   58,225   $  109,488
Cash and securities segregated and on deposit for
  regulatory purposes or deposited with clearing and
  depository organizations                                       0       62,551        62,551            0       30,977       30,977
Receivables from brokers and dealers                         3,685    1,995,392     1,995,392        2,931    1,269,664    1,269,664
Receivables from customers, officers and directors               0      122,406       122,406            0      166,284      166,284
Securities owned                                                 0      258,501       258,501          358      245,055      245,413
Investments                                                 11,153      161,931       173,084       10,935      143,649      154,584
Premises and equipment                                      18,753       22,067        40,820       19,506       23,322       42,828
Other assets                                                28,889       38,510        63,482       28,648       57,508       80,304
                                                        ----------   ----------   -----------   ----------   ----------   ----------
                                                        $  126,940   $2,718,456   $ 2,837,794   $  113,641   $1,994,684   $2,099,542
                                                        ==========   ==========   ===========   ==========   ==========   ==========

LIABILITIES AND
STOCKHOLDERS' EQUITY
Payable to brokers and dealers                          $        0   $1,751,718   $ 1,751,718   $        0   $  981,705   $  981,705
Payable to customers                                             0      208,096       208,096            0      202,255      202,255
Securities sold, not yet purchased                               0      199,120       199,120            3      188,700      188,703
Accrued expenses and other liabilities                      24,736      223,559       240,693       19,875      307,166      318,258
                                                        ----------   ----------    ----------   ----------   ----------   ----------
                                                            24,736    2,382,493     2,399,627       19,878    1,679,826    1,690,921
Long-term debt                                                   0      149,314       149,314            0      149,290      149,290
Minority interest                                           18,301            0        18,301       16,575            0       16,575
                                                        ----------   ----------    ----------   ----------   ----------   ----------
                                                            43,037    2,531,807     2,567,242       36,453    1,829,116    1,856,786
Stockholders' equity                                        83,903      186,649       270,552       77,188      165,568      242,756
                                                        ----------   ----------   -----------   ----------   ----------   ----------
                                                        $  126,940   $2,718,456    $2,837,794   $  113,641   $1,994,684   $2,099,542
                                                        ==========   ==========   ===========   ==========   ==========   ==========

(a) Each company's financial statements, which are shown here on a stand alone basis, include intercompany balances which would eliminate in consolidation. As a result, the sum of the two companies may not total the consolidated Jefferies Group, Inc. balance shown.

                                                    [JEFFERIES GROUP, INC. LOGO]


APPENDIX B
=================================================================================================================================
JEFFERIES GROUP, INC. CONSOLIDATING STATEMENTS OF EARNINGS FOR QUARTER ENDED MARCH 27, 1998 AND MARCH 28, 1997

The following table represents the results of operations of Jefferies Group, Inc. broken down between its core brokerage and banking business -- "JEFCO" -- and its approximately 82% ownership interest of ITGI.

---------------------------------------------------------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS EXCEPT PER              FOR THE QUARTER ENDED MARCH 27, 1998         FOR THE QUARTER ENDED MARCH 28, 1997
 SHARE AMOUNTS)                             ----------------------------------------      ---------------------------------------
                                                                          JEFFERIES                                   JEFFERIES
                                             ITGI(a)       JEFCO(a)      GROUP, INC.       ITGI(a)       JEFCO(a)     GROUP, INC.
                                            ----------------------------------------      ---------------------------------------
Total revenues                              $ 41,387       $163,848       $203,408        $ 30,654       $116,993      $147, 178
Interest expense                                  13         16,957         16,973              17         11,874         11,899
                                            ----------------------------------------      ---------------------------------------
Revenues, net of interest expense             41,374        146,891        186,435          30,637        105,119        135,279
Total non-interest expenses                   28,324        127,816        154,310          19,276         94,913        113,712
                                            ----------------------------------------      ---------------------------------------
Earnings before income taxes and
  minority interest                           13,050         19,075         32,125          11,361         10,206         21,567
Income taxes                                   5,688          7,658         13,346           4,830          4,175          9,005
                                            ----------------------------------------      ---------------------------------------
Earnings before minority interest              7,362         11,417         18,779           6,531          6,031         12,562
Minority interest                              1,303              0          1,303           1,165              0          1,165
                                            ----------------------------------------      ---------------------------------------
Net earnings                                $  6,059       $ 11,417       $ 17,476        $  5,366       $  6,031       $ 11,397

EARNINGS PER SHARE
  Basic Earnings(b)                         $   0.27       $   0.52       $   0.79        $   0.25       $   0.28       $   0.53
  Diluted Earnings(b)                       $   0.25       $   0.50       $   0.75        $   0.23       4   0.27       $   0.50


(a)  Each company's financial statements, which are shown here on a stand alone basis, include intercompany balances which would eliminate in consolidation. As a result, the sum of the two companies may not total the consolidated Jefferies Group,
     Inc. balance shown.

(b)  For ITGI and JEFCO, the earnings per share represent the contribution to consolidated Jefferies Group, Inc. earnings per share for basic and diluted.

=================================================================================================================================

APPENDIX C
================================================================================
JEFFERIES GROUP INC. HISTORICAL CONSOLIDATING STATEMENTS OF EARNINGS

The following table represents the results of operations of Jefferies Group, Inc. broken down between its core brokerage and banking business - "JEFCO" - and its approximately 82% ownership interest of ITGI.

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                     FOR THE YEAR ENDED              FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                     DECEMBER 31, 1997                DECEMBER 31, 1996                 DECEMBER 31, 1995
                              ---------------------------------  ---------------------------------   -------------------------------
                                                    JEFFERIES                          JEFFERIES                         JEFFERIES
                              ITGI(a)    JEFCO(a)   GROUP, INC.   ITGI(a)   JEFCO(a)   GROUP, INC.   ITGI(a)   JEFCO(a)  GROUP, INC.
                              --------   --------   -----------  --------   --------   -----------  --------   --------  -----------
Total revenues                $137,042   $630,842   $   764,504   $111,556   $407,023   $  516,626   $ 72,381   $334,282  $ 405,587
Interest expense                   146     61,314        61,466        223     37,840       37,852         53     54,343     54,365
                              --------   --------   -----------   --------   --------   ----------   --------   --------   --------
Revenues, net of interest
  expense                      136,896    569,528       703,038    111,333    369,183      478,774     72,328    279,939    351,222
Total non-interest expenses     89,636    500,838       587,088     70,332    326,997      395,587     47,440    251,589    297,984
                              --------   --------   -----------   --------   --------   ----------   --------   --------   --------
Earnings before income taxes
  and minority interest         47,260     68,690       115,950     41,001     42,186       83,187     24,888     28,350     53,238
Income taxes                    20,343     27,334        47,677     17,666     17,772       35,438      9,983     11,928     21,911
                              --------   --------   -----------   --------   --------   ----------   --------   --------   --------
Earnings before minority
  interest                      26,917     41,356        68,273     23,335     24,414       47,749     14,905     16,422     31,327
Minority interest                4,706       --           4,706      4,189       --          4,189      2,798       --        2,798
                              --------   --------   -----------   --------   --------   ----------   --------   --------   --------
Net earnings                  $ 22,211   $ 41,356   $    63,567   $ 19,146   $ 24,414   $   43,560   $ 12,107   $ 16,422  $  28,529

Earnings Per Share
        Basic Earnings(b)     $   1.03   $   1.92   $      2.95   $   0.84   $   1.06   $     1.90   $   0.52   $   0.71  $    1.23
        Diluted Earnings(b)   $   0.95   $   1.85   $      2.80   $   0.80   $   1.04   $     1.84   $   0.50   $   0.69  $    1.19

(a) Each company's financial statements, which are shown here on a stand alone basis, include intercompany balances which would eliminate in consolidation. As a result, the sum of the two companies may not total the consolidated Jefferies Group, Inc. balance shown.

(b) For ITGI and JEFCO, the earnings per share represent the contribution to consolidated Jefferies Group, Inc. earnings per share for basic and diluted.

                                                    [JEFFERIES GROUP, INC. LOGO]